                                                 UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549

                                                   FORM 8-K

                                                CURRENT REPORT
                                      Pursuant to Section 13 OR 15(d) of
                                      The Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported) September 30, 2005

                             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                               on behalf of the
                                  CSFB Adjustable Rate Mortgage Trust 2005-10
                            (Exact name of registrant as specified in its charter)

            Delaware                         333-120966-30                         13-3320910
---------------------------------    ------------------------------    -----------------------------------
(State or other jurisdiction of        (Commission File Number)                  (IRS Employer
         incorporation)                                                       Identification No.)

     Eleven Madison Avenue, New York, NY                               10010
----------------------------------------------     ----------------------------------------------
   (Address of principal executive office)                          (Zip Code)

Registrant's telephone number, including area code  (212) 325-2000.

                                                 N/A
                            (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                   Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01.     Other Events.

On September 30, 2005,  Credit Suisse First Boston Mortgage  Securities  Corp.  caused the issuance and sale of the  Adjustable  Rate  Mortgage-Backed  Pass-Through  Certificates,  Series 2005-10,  pursuant to a Pooling and
Servicing  Agreement  dated as of September  1, 2005,  among Credit  Suisse  First Boston  Mortgage  Securities
Corp.,  as  depositor,  DLJ Mortgage  Capital,  Inc.,  as a seller,  Washington  Mutual Bank, as a seller and a servicer,  Wells Fargo Bank, N.A., as trust  administrator,  master servicer,  a servicer and back-up servicer,
U.S. Bank National Association, as trustee, and the other servicers that are signatories thereto.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

(c)     Exhibits  (executed  copies):  The following  execution copies of Exhibits to the Form S-3 Registration
        Statement of the Registrant are hereby filed:

        10.1   Pooling and Servicing  Agreement dated as of September 1, 2005, among Credit Suisse First Boston
               Mortgage  Securities Corp., as depositor,  DLJ Mortgage Capital,  Inc., as a seller,  Washington
               Mutual Bank, as a seller and a servicer, Wells Fargo Bank, N.A., as trust administrator,  master servicer, a servicer and back-up servicer,  U.S. Bank National Association,  as trustee, and the other servicers that are signatories thereto.

        10.2   Assignment and Assumption Agreement,  dated as of September 1, 2005, by and between DLJ Mortgage
               Capital, Inc. and Credit Suisse First Boston Mortgage Securities Corp.

                                                  SIGNATURES

        Pursuant to the  requirements  of the Securities  Exchange Act of 1934, as amended,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 14, 2005

                                            CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                            By:  /s/ Kevin Steele
                                                 Name:  Kevin Steele
                                                 Title:  Vice President

                                                 Exhibit Index

Exhibit Number        Description

 10.1                        Pooling and  Servicing  Agreement  dated as of  September  1, 2005,  among  Credit
                             Suisse  First  Boston  Mortgage  Securities  Corp.,  as  depositor,  DLJ  Mortgage
                             Capital,  Inc., as a seller,  Washington  Mutual Bank, as a seller and a servicer,
                             Wells Fargo Bank, N.A., as trust  administrator,  master servicer,  a servicer and back-up  servicer,  U.S.  Bank  National  Association,  as trustee,  and the other servicers that are signatories thereto.

 10.2                        Assignment and Assumption Agreement, dated as of
                             September 1, 2005,  by and between DLJ Mortgage  Capital,  Inc. and Credit  Suisse
                             First Boston Mortgage Securities Corp.